UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2022

EMBECTA CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-41186	87-1583942
(Commission File Number)	(IRS Employer Identification No.)

300 Kimball Drive, Parsippany, New Jersey	07054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 847-6880

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMBC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of March 20, 2022, the Board of Directors (the “Board”) of Embecta Corp. (“Embecta”) increased the size of the Board from three to four directors and appointed Robert J. Hombach to fill the vacancy resulting from such increase. Upon his appointment, Mr. Hombach was also named by the Board as a member of Embecta’s Audit Committee. It is expected that Mr. Hombach will continue to serve as a director and a member of the Audit Committee as of the effective time of the previously announced distribution by Becton, Dickinson and Company (“BD”) of 100% of the outstanding shares of common stock of Embecta to BD shareholders of record as of the close of business on March 22, 2022 (the “Spin-Off Distribution”).

Biographical information for Mr. Hombach and a description of Embecta’s non-employee director compensation program is set forth in the sections entitled “Directors” and “Director Compensation,” respectively, in the Information Statement, dated February 11, 2022, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 11, 2022 (File No. 001-41186), and such information and description are incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Spin-Off Distribution, Embecta filed a certificate of amendment of the Certificate of Incorporation (the “Split Amendment”) with the Secretary of State of the State of Delaware on March 22, 2022, which became effective as of the time of filing. The Split Amendment increased the number of authorized shares of the common stock of Embecta and effected a stock split of the outstanding shares of the common stock of Embecta. The foregoing description of the Split Amendment is not complete and is subject to, and qualified in its entirety by reference to, the full text thereof, which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment of the Certificate of Incorporation of Embecta Corp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2022	EMBECTA CORP.

	By:	/s/ Gary DeFazio
Gary DeFazio
Secretary

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